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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported):
                                  March 9, 2000

                           CUBIST PHARMACEUTICALS, INC
            -------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

         DELAWARE                  0-21379                  22-3192085
------------------------------  ---------------        --------------------
 (State or Other Jurisdiction    (Commission             (IRS Employer
     of Incorporation)            File Number)          Identification No.)

                 24 Emily Street, Cambridge, Massachusetts 02139
                 -----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (617) 576-1999
                                                           --------------

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         ITEM 5.  OTHER EVENTS.

         On March 8, 2000, the Registrant announced that the Board of Directors has appointed Scott M. Rocklage, Ph.D., President and Chief Executive Officer of the Registrant, to the position of Chairman of the Board of Directors. Dr. Rocklage succeeds John K. Clarke as Chairman of the Board of Directors. Although no longer Chairman of the Board of Directors, Mr. Clarke will remain a Director of the Registrant. The appointment is further described in the Registrant's press release dated March 8, 2000, a copy of which is filed as Exhibit 99.1 to this Report.

         ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (C)      EXHIBITS.

         Exhibit 99.1 Press Release dated March 8, 2000.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CUBIST PHARMACEUTICALS, INC.

                                        By: /s/ Thomas A. Shea
                                           -------------------------------------
                                              Thomas A. Shea
                                              Vice President Finance and
                                              Administration, Chief Financial
                                              Officer, Treasurer

Dated: March 9, 2000


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                                                                       EXHIBIT A